Exhibit 99.(17)(a)

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]# CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES Special Meeting of Shareholders to be held on AUGUST 16, 2023 The undersigned hereby appoints Craig Ruckman and Adam Sachs, each of them acting individually, as proxies for the undersigned with full power of substitution in each of them, to attend the virtual Special Meeting of Shareholders of the Fund to be held on August 16, 2023, at 8:30 a.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting of Shareholders in general, please call toll-free 1-866-751-6314. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy voting number found below 3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line 4. LIVE with a live operator when you call toll-free (866) 796-1292 Monday through Friday 9 a.m. to 10 p.m. Eastern time PROXY CARD SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS CONTROL NUMBER 12345678910 SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]# The proxy statement is available online at: https://vote.proxyonline.com/brookfield/docs/cen.pdf CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● PROPOSAL(S): FOR AGAINST ABSTAIN 1 To consider and approve an Agreement and Plan of Reorganization, as it may be amended from time to time (the “Reorganization Agreement”), which provides for (i) the transfer of all of the assets of Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Target Fund”) to Center Coast Brookfield Midstream Focus Fund (the “Acquiring Fund” or “FOCUS”), a series of Brookfield Investment Funds, in exchange for the assumption by the Acquiring Fund of all liabilities of the Target Fund and the issuance to the Target Fund of shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund. ○ ○ ○ 2 To transact any other business that may properly come before the meeting or any adjournment or postponement thereof. You may vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD